SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported):January 21, 1997


                         CORFACTS, INC.
_________________________________________________________________
     (Exact Name of Registrant as specified in its charter)


                           New Jersey
_________________________________________________________________
         (State or Other Jusidiction of Incorporation)

                 0-17394             22-2478379
_________________________________________________________________
         (Commission File No.)  (IRS Employer ID No.)


            41 East Main Street, Freehold, NJ 07728
_________________________________________________________________
            (Address of principal executive offices)

         Registrant's telephone number: (908) 780-1188


              50 Highway 9, Morganville, NJ 07751
 _____________________________________________________________

  (Former Name or Former Address, if Changed Since Last Report)

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13(a)-11 or Rule 15(d)-11.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On January 21, 1997, the Registrant completed its acquisition of Metro Marketing, Inc.(as described in Item 2. below), pursuant to an Agreement for Purchase and Acquisition of stock between the Registrant, Corfacts, Inc. and Ariel Freud of Metro Marketing, Inc. (Metro's President and sole-shareholder), whereby the Registrant issued 3,904,088 shares of Common Stock of the Registrant and a six year promissory note for $151,385 ,at prime, to Freud in exchange for all of the outstanding shares of Metro Marketing, Inc. Upon issuance, these shares represent approximately 33% of the 11,909,402 shares then issued and outstanding. Mr. Freud has been named a Director of the Registrant. Mr. Freud will remain the President of Metro Marketing, Inc. The Company's President and CEO, Larry Finkelstein, who himself beneficially owns 3,904,088 shares of the Registrant's stock, will remain the parent Company's President and CEO and will remain as the Chairman of the Board of Directors.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 21, 1997, the Company completed its acquisition of 100% of the issued and outstanding capital stock of Metro Marketing, Inc., a New Jersey corporation. Metro Marketing, Inc. is a teleservices company located in Freehold, New Jersey. The Company will move its principal offices to that of Metro Marketing. Metro Marketing provides telemarketing services, the majority of which are out-going call services for customers in various industries, and in 1996 (including the predecessor company) had gross revenues of approximately $600,000 (unaudited). Presently, the Metro Marketing subsidiary has monthly revenue of approximately $100,000, or $1.2 million on an annualized basis (unaudited).

The acquisition, which is intended to be accounted for as a purchase transaction pursuant to APB16, has an effective date
(for tax and accounting purposes) of July 1, 1996.

ITEM 5.  Other Matters

          1. Address change - In conjunction with the acquisition, the Company moved its corporate offices to that of Metro Marketing, Inc. at 41 East Main Street, Freehold, NJ 07728.

ITEM 6.  Effective January 21, 1997, Michael Weitz resigned as a
Director of Corfacts, Inc.  Mr. Weitz had been a Director since
1986.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

The year-end financial statements of Corfacts, Inc. and its wholly-owned subsidiary, Metro Marketing, Inc. are presently being audited and will be included in the annual report on Form 10-KSB (effective July 1, 1996 for Metro Marketing) by the Registrant's certifying accountants. Separate financial statements of the acquired Company will be filed as an Amendment to this Report within 60 days of the due date of this report.


                            EXHIBITS

EXH. I   AGREEMENT FOR PURCHASE AND ACQUISITION OF STOCK BY AND
         BETWEEN CORFACTS, INC. AND ARIEL FREUD & METRO-MARKETING, INC.

EXH. II  PROMISSORY NOTE

                              EXH.I


                    AGREEMENT FOR PURCHASE AND
                    ACQUISITION OF STOCK BY AND
                    BETWEEN CORFACTS, INC. AND
                    ARIEL FREUD & METRO-MARKETING,
                               INC.



                    DATED:   DECEMBER 31,1996



     AGREEMENT FOR PURCHASE AND ACQUISITION OF STOCK BY AND
     BETWEEN CORFACTS, INC. AND ARIEL FREUD & METRO-MARKETING, INC.

     This Agreement has been executed on December 31, 1996 with an effective date (for tax and accounting purposes) as of the
July 1, 1996 by, between, and among Corfacts, Inc., a New Jersey
Corporation, having its principal offices for the transaction of business located at 50 Highway #9 North, Morganville, NJ  07751
(hereinafter referred to as "Corfacts"), Ariel Freud, residing at
25 Park Road, Unit #74, Monmouth Beach, NJ  07750 (hereinafter referred to as "Freud"), and Metro-Marketing, Inc., a New Jersey
Corporation, having its principal offices for the transaction of business located at 41 East Main Street, Freehold, NJ  07728
(hereinafter referred to as "Metro").
                             RECITALS
     WHEREAS, it is the intent and desire of Corfacts to acquire
100% of the issued and outstanding shares of Metro currently held by Freud; and
     WHEREAS, it is the intent and desire of Freud to sell and transfer all of his shares in Metro to Corfacts; and
     WHEREAS, it is the intent and desire of Corfacts, Freud and Metro to have 100% of the issued and outstanding shares of Metro held and acquired by Corfacts so that Metro is a wholly owned subsidiary of Corfacts; and
     WHEREAS, it is also the intent and desire of Corfacts to issue THREE MILLION NINE HUNDRED FOUR THOUSAND AND EIGHTY EIGHT
SHARES (3,904,088) of stock in Corfacts to Freud as part consideration for the purchase price plus executing a Promissory
Note (the "NOTE") in the sum of $151,385.00 representing the total price for the purchase by Corfacts of Freud's shares in Metro;
     NOW, THEREFORE, in consideration of the mutual covenants, requirements, restrictions, and obligations contained herein, the parties agree as follows:
                            AGREEMENT
1. Plan of Acquisition. Corfacts and Freud hereby covenant and agree that Corfacts will purchase all of the issued and outstanding shares of stock held by Freud in Metro for the purchase price of 3,904,088 shares of stock in Corfacts plus the
Note in the sum of $151,385. in the manner set forth herein.
2. Payment of Purchase Price. Corfacts shall purchase all the issued and outstanding shares of stock in Metro, being 1,000 shares of stock represented by stock certificate #1 in the name of Ariel Freud issued on July 1, 1996 under the following terms:
     (a) Corfacts shall issue to Freud corporate stock in Corfacts in the sum of 3,904,088 shares (representing an equivalent number of shares as those presently held by Lawrence
Finkelstein, President of Corfacts), and
     (b) The balance of the purchase price in the sum of $151,385.00 shall be paid pursuant to the terms of a Promissory
Note (the "NOTE") (a true copy of which is attached hereto and incorporated herein by reference as Exhibit "A") which Note shall be spread over a six (6) year period bearing interest at the rate of 7% per annum, with ineterest only being paid during the first two (2) years in quarterly installments. Corfacts shall have the right to prepay said note at any time without penalty.
     (c) Corfacts, Freud and Metro hereby covenant and agree that upon completion of the payments set forth hereunder, Metro will become a wholly owned subsidiary of Corfacts.
3. Tax Opinions and Benefit. It is the intention and desire of the parties to this Agreement that this transaction qualifies as a tax-free reorganization or exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended, and related sections thereunder to the extent permitted by law. The parties agree to take all action necessary and proper to comply with any applicable provisions of the Internal Revenue Code of 1986 in order to facilitate their intent as set forth above.
4. Exchange of Shares. In connection with the purchase price as set forth herein above, it is the intention and desire of the parties to facilitate an exchange of stock between Corfacts and Freud so that, ultimately, Corfacts acquires the 100% control of the issued and outstanding shares of stock of Metro currently held by Freud, and conversely, Freud acquires a percentage of corporate stock in Corfacts equal to that presently held by Lawrence Finkelstein, President of Corfacts.
5. Closing. The closing date for the closing of this transaction shall be January 21, 1997. The closing shall take place at the offices of either Corfacts, Metro-Marketing, or such other place as is designated or agreed upon by and between the parties. At the closing, the following documents will be exchanged and delivered:
     (a)  Freud shall deliver to Corfacts his stock certificate
#1 representing 1,000 shares of stock in Metro, being all the issued and outstanding shares of stock in Metro;
     (b) Corfacts shall deliver to Freud a stock certificate of Class A Preferred Voting Stock in Corfacts in a sum equal to 3,904,088 shares.
     (c) Corfacts shall deliver to Freud as additional compensation and payment a promissory note (the "NOTE") in the sum of $151,385.00 in the form set forth and identified on Exhibit "A" attached hereto.
     (d) In addition, the principals of both Corfacts and Metro, being Lawrence Finkelstein and Ariel Freud, respectively, will enter into employment agreements for a period of three (3) years with a severance package for a period of three (3) years in the event of early termination in the form set forth and identified on Exhibit "B" attached hereto.
6. Representations of Freud and Metro. Freud and Metro hereby warrant and represent to Corfacts, knowing that Corfacts is relying thereon, that the representations listed below are true, accurate and correct.
     (a) The shares of stock transferred by Freud to Corfacts are free from any claims, liens, or other encumbrances and Freud has the unqualified right to transfer and dispose of such shares.
     (b) Freud is the sole owner of all of the issued and outstanding shares of common stock of Metro.
     (c) Freud's shares constitute validly issued shares of Metro fully paid and non-assessable.
     (d) Freud shall deliver audited financial statements as of Deecember 31, 1996 to Corfacts which are complete, accurate and fairly present the financial condition of Freud and Metro as of the dates thereof. There are no material liabilities, either fixed or contingent, nor reflected in such financial statements other than Contracts or obligations in the ordinary or usual course of business and no such contracts or obligations in the usual and ordinary course of business constitute liens or other liabilities upon the shares, which if disclosed, would materially alter the financial condition of Metro. The financial statement of Metro is hereby incorporated herein by reference and deemed to be a part hereof.
     (e) Prior to the closing date, there will not be any negative material change in the financial position of Metro except changes arising in the ordinary course of business, which changes will in no event materially and adversely effect the financial position of Metro.
     (f) Freud and Metro are not involved in any pending litigation or governmental investigations or proceedings not reflected in such financial statement or otherwise disclosed in writing to Corfacts, and, to the best of Freud's and Metro's knowledge, no litigation, claims, assessments or governmental investigations or proceedings are pending or threatened against Metro, its principal officers or shareholders.
     (g) As of the closing date, Metro will be in good standing in the State of New Jersey which is its state of incorporation and will be in good standing and duly qualified to do business in each state where it is required to be so qualified.
     (h) Metro has filed all governmental, tax or related returns and reports due or required to be filed, and has paid or accrued all taxes or assessments which have become due as of the closing date.
     (i) Except as disclosed on any Exhibit hereto, Metro has not materially breached any agreement to which it is a party.
     (j) Metro has no subsidiary corporations other than as disclosed in writing to Corfacts.
     (k) The corporate financial records, minute books, and other corporate documents, and records of Metro are to be available to present management of Corfacts prior to the closing date and turned over in their entirety to new management at closing.
     (l) The execution of this Agreement will not materially violate or breach any agreement, contract, or commitment to which Metro or Freud are a party, and has been duly authorized by all appropriate and necessary action.
     (m) The authorized capitalization of Metro is as set forth in the balance sheet of Metro. Metro has only the capital stock authorized as set forth in said balance sheet and all outstanding shares have been duly authorized, validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof. There are no outstanding convertible securities, warrants or options which may cause authorized but unissued shares to be issued to any person.
     (n) Metro has good and marketable title to and validly owns all assets shown on its December 31, 1996 balance sheet.
7. Representations of Corfacts. Corfacts hereby represents and warrants as follows:
     (a) As of the closing date, the common stock, to be delivered to Freud will constitute valid and legally issued shares of Corfacts, fully paid and non-assessable, and will be legally equivalent in all respects to the common stock of Corfacts issued and outstanding as of the date thereof.
     (b) The officers of Corfacts are duly authorized to execute this agreement and have taken all action required by law and agreements, charters, by-laws, etc., to properly and legally execute this agreement. The execution hereof will not constitute a material breach of any agreement to which Corfacts is a party.
     (c)  Consolidated Balance Sheets for 1995 and 1996, Forms
10-K, Forms 10-Q, currently on file with the Securities Exchange
Commission, certified by Corfact's accountants reflects Corfact's representations and warranties are accurate and correct, and at the closing, shall deliver all of its financial records. The financial statements of Corfacts are incorporated herein by reference and deemed to be a part hereof. These financial statements are true, complete and accurate; there are not presently and at closing there shall be no liabilities, either fixed or contingent, not reflected in such financial statements and records. Said financial statements fairly and accurately reflect the financial condition of Corfacts as of the dates thereof and the results of operations for the periods reflected therein. Such statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein.
     (d) Since the date of the financial statements there shall not have been, and as of the closing date, there shall not be, any material adverse changes in the financial position of Corfacts, except changes arising in the ordinary course of business, which changes shall in no event materially and adversely affect the financial condition of Corfacts.
     (e) Corfacts is not involved in any pending litigation, claims, or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in writing to the stockholders, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of management, threatened or contemplated against Corfacts, its management or properties.
     (f) As of the closing date and the date hereof, Corfacts is duly organized, validly existing and in good standing under the laws of the State of New Jersey; it has the corporate power to own its property and to carry on its business as now being conducted, and is duly qualified to do business in any jurisdiction where so required.
     (g) Corfacts has filed all federal, state, county and local income, excise, property and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provision for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received.
     (h) Corfacts has not breached, nor is there any pending or threatened claims or any legal basis for a claim that Corfacts has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or is bound and the execution and performance hereof will not violate any provision of applicable law of any agreement to which Corfacts is subject.
     (i) The capitalization of Corfacts comprises authorized common stock of 20,000,000 shares, no par value, of which 8,005,314 common shares are presently and shall be issued and outstanding as of the closing date. All outstanding shares of Corfacts have been duly authorized, validly issued and fully paid, and there are no outstanding or presently authorized securities, options or related commitments of any nature not reflected in the current financial statements of Corfacts.
     (j) The shares of common stock of Corfacts to be issued to stockholders at or about the time of closing will be validly issued, non-assessable and fully paid under New Jersey law, and will be issued in a non-public sale and isolated transaction in compliance with all federal and state securities laws.
     (k) At the date of this Agreement, Corfacts has, and at the closing date it will have, disclosed all events, conditions and facts materially affecting the business of Corfacts. Corfacts has not now and will not have at the closing date, withheld disclosure of any such events, conditions and facts which it, through management, has knowledge of or has reasonable grounds to, materially affect the business of Corfacts.
     (l) The corporate financial records, minute books, and other documents and records of Corfacts are to be available to Freud and Metro prior to the closing.
     (m) Corfacts is a public company and represents that is has no existing or threatened liabilities, claims, lawsuits, or basis for the same with respect to its original stock issuance or any other dealings with its stockholders, the public, brokers, the Securities and Exchange Commission, state agencies or other persons. This includes matters relating to state or federal securities laws as well as general common law or state corporate law principles.
8. Closing Date. The closing date herein referred shall be JANUARY 21, 1997. At the closing, Freud will be deemed to have accepted delivery of the certificates of Corfacts stock issued in his name, and in connection therewith will make delivery of his stock in Metro to Corfacts. Certain exhibits, etc., may be delivered subsequent to the closing date upon the mutual agreement of the parties hereto.
9.   Conditions Precedent to the Obligations of Metro and Freud.
All obligations of Metro and Freud under this agreement are subject to the fulfillment, prior to or as of the closing date, of each of the following conditions:
     (a) The representations and warranties by or on behalf of Corfacts contained in this agreement or in any certificate or document delivered to stockholders pursuant to the provisions hereof shall be true in all material respects at and as of the time of the closing, as though such representations and warranties were made at and as of such time.
     (b) Corfacts shall have performed and complied with all covenants, agreements and conditions required by this agreement to be performed or complied with by it prior to or at the closing on the closing date.
     (c) The present directors of Corfacts will recommend the appointment of a member of Metro's management, namely Freud, to the Board of Directors of Corfacts at closing.
     (d) The Board of Directors of Corfacts shall have approved, by the majority vote in accordance with its Bylaws all matters outlined herein.
     (e) All instruments and documents delivered to stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for stockholders.
     (f) Corfacts shall have delivered to stockholders an opinion of its counsel dated the closing date to the effect that:
          (i) Corfacts is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey;
          (ii) Corfacts has the corporate power to carry on its business as now being conducted, and is duly qualified to do business in any jurisdiction whereto required;
          (iii) This agreement has been duly authorized, executed and delivered by Corfacts and is a valid and binding obligation of Corfacts enforceable in accordance with its terms;
          (iv) Corfacts through its Board of Directors has taken all corporate action necessary for performance under this agreement;
          (v)       The documents executed and delivered
hereunder are valid and binding in accordance with their terms and vest in Freud all right, title and interest in and to the stock of Corfacts issued under this agreement, and said stock, when, issued, will be fully and validly issued, fully paid and non-assessable;
          (vi) Except as referred to herein, Corfacts knows of (a) no actions, suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting Corfacts; and (b) no unsatisfied judgments exist against Corfacts which would materially adversely affect the financial condition of Corfacts.
10. Conditions Precedent to the Obligations of Corfacts. All obligations of Corfacts under this agreement are subject to the fulfillment, prior to or at the closing on the closing date, of each of the following conditions,
     (a) The representations and warranties by Metro and Freud contained in this agreement and in any certificate or document delivered to Corfacts pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.
     (b) Freud and Metro shall have performed and complied with all covenants, agreements and conditions required by this agreement to be performed or complied with by them prior to or at the closing, including the delivery of the stock in Metro by Freud being exchanged hereunder.
     (c) Freud hereby states that the materials, including current financial statements, prepared and delivered by Corfacts to him, have been read and understood by him and that he is familiar with the business of Corfacts, that he is acquiring
Corfacts's shares under section 4(2), commonly known as the private offering exemption, of the Securities Act of 1933, as amended, that the shares are restricted and may not be resold, except in reliance on an exemption under said Securities Act of 1933, as amended.
     (d) Metro and Freud shall provide financial records and statements to fully enable Corfacts to comply with its filing requirements under the Securities Act of 1933 and the Securities and Exchange Act of 1934, and said financial statements must fully comply with all S.E.C. Regulations and generally accepted accounting principles.
     (e) Metro and Freud shall have delivered to Corfacts an opinion letter dated the closing date to the effect that Metro is a corporation duly organized and validly existing in good standing under the laws of the State of New Jersey and it is duly qualified to do business in any jurisdiction where so required.
11. Indemnification. Within the period provided in paragraph 10 hereof and in accordance with the terms of that paragraph, each party to this agreement shall indemnify and hold harmless each other party at all times after the date of this agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorney's fees, incident to any of the foregoing, resulting from any misrepresentations, breach of covenant or warrant, or non-fulfillment of any agreement on the part of such party under this agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder.
12. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this agreement shall survive the closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this agreement in reliance solely on the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transaction herein provided for, and not upon any investigation upon which it might have made or any representations, warranties, agreements, promises or information, written or oral, made by the other party or any other person other than as specifically set forth herein.
13. Documents at Closing. At the closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:
     (a) Freud will deliver, or cause to be delivered, to Corfacts the following:
          (i) His stock certificate for all the stock of Metro owned by Freud being tendered hereunder, duly endorsed to Corfacts;
          (ii) All corporate records of Metro, including without limitation, corporate minute books (which shall contain copies of the Articles of Incorporation and By-laws, as amended to the Closing), stock books, stock transfer books, corporate seals, and other corporate books and records as may reasonably requested for review by Corfacts and its counsel;
          (iii) A certificate executed by Freud to the effect that all representations and warranties made by him under this agreement are true and correct as of the closing, the same as though originally given to Corfacts on said date;
          (iv) A certificate from the Secretary of State of its incorporation dated at or about the closing date, to the effect that Metro is in good standing under the laws of said State;
          (v)  Such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this agreement.
     (b)  Corfacts will deliver or cause to be delivered to Freud;
          (i) A stock certificate representing Freud's ownership of 3,904,088 shares of Stock in Corfacts, as set forth previously herein;
          (ii) A certificate of the President and Secretary of Corfacts to the effect that all representations and warranties of Corfacts made under this Agreement are reaffirmed on the closing date;
          (iii) The opinion of Corfacts's counsel set forth herein;
          (iv)  Certified copies of resolutions by Corfacts's
Board of Directors authorizing this transaction;
          (v) A certificate from the Secretary of State of Corfacts's state of incorporation dated at or about the closing date, that Corfacts is in good standing under the laws of said state;
          (vi)  All applicable corporate records of Corfacts;
          (vii) Such other instruments and documents as are required to be delivered pursuant to the provisions of this agreement.
     (c) Metro and Freud will deliver or cause to be delivered to Corfacts a certificate of the President and Secretary of Metro to the effect that all representations and warranties of Metro and Freud made under this agreement are reaffirmed on the closing date, the same as though originally given to Corfacts on said date.
14.  Additional Representations and Provisions.
     (a) Corfacts, Metro and Freud represent and warrant to each other that they have, prior to entering into this agreement, performed all "Due Diligence" requirements respecting an investigation of the business and financial records of Corfacts and Metro, and are satisfied that there are no impediments to this transaction.
     (b) Corfacts will comply with all applicable filing and notice requirements impossed under any and all State and Federal
Securities Laws;
          (c) Metro shall become a wholly owned subsidiary of Corfacts and shall continue to function in its usual capacity as such;
     (d) Corfacts will cause to be issued a Press Release regarding its acquisition of Metro as a wholly owned subsidiary;
     (e) Corfacts, Metro and Freud covenant and agree that Ms.
Trudy Katz will be appointed Chief Financial Officer ("CFO") for both Corfacts and Metro;
     (f) Corfacts, Metro, Freud and Lawrence Finkelstein
("Finkelstein") will take all action necessary to insure that Finkelstein will continue to be President of Corfacts and a Vice-President of Metro, and that Freud will continue to be President of Metro and a Vice-President of Corfacts.
      (g) As previously set forth, the effective date of this agreement for tax and accounting purposes shall be July 1, 1996 with the actual date of execution of this Agreement on December 31, 1996.
15.  Miscellaneous.
     (a) Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such other action as may reasonably be requested by the other party to confirm or prefect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this agreement.
     (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
     (c) Brokers. Neither party has employed any brokers or finders with regard to this agreement unless otherwise described in writing to all parties hereto.
     (d) Notices. All notices and other communications hereunder shall be in writing, and shall be deemed to have been given if delivered in person or sent by pre-paid, first class registered or certified mail, return receipt requested, to the addresses shown below:
       TO CORFACTS: 50 Route 9 North, Morganville, New Jersey
       TO METRO & FREUD: 41 East Main Street, Freehold, New Jersey
     (e) Headings. The section and subsection headings in this agreement are inserted for convenience only, and shall not affect in any way the meaning or interpretation of this agreement.
     (f) Counterparts. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     (g) Governing Law. This agreement was negotiated and is being contracted for in the State of New Jersey and shall be governed by the laws of the State of New Jersey.
     (h) Binding Effect. This agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their assigns.
     (i) Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.
     (j) Time. Time is of the essence of performance of all obligations in this agreement.
     (k) Severability. If any part of this agreement is deemed to be unenforceable, the balance of the agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have executed this agreement on DECEMBER 31, 1996.

                         CORFACTS, INC.
                      BY:
                         /s/ Lawrence Finkelstein
                         __________________________
                         Lawrence Finkelstein, President

                         ARIEL FREUD

                         /s/ Ariel Freud
                         __________________________
                         By Ariel Freud, Individually

                         METRO-MARKETING, INC.

                         /s/ Ariel Freud
                         ____________________________
                         By Ariel Freud, President

                                EXH. II

DATED: January 21, 1997                          $ 151,385.00

MATURITY DATE - December 21, 2003


                         PROMISSORY NOTE


FOR VALUE RECEIVED: CORFACTS, INC. of 50 HIGHWAY #9 NORTH, MORGANVILLE, New Jersey (hereinafter referred to as the "maker"), promises to pay to the order of ARIEL FREUD, in such coin or currency of the United States of America, as at the time of payment shall be legal tender for the payment of public and private debts, the principal sum of one hundred fifty one thousand three hundred and eighty-five dollars ($151,385.00) to be paid over a SIX (6) YEAR period from the date of execution of this instrument in the following manner: (a) during the first two (2) years of this note, payment of interest only at the yearly rate of 7% per annum, with said interest payments to be made in quarterly installments during each calendar year and (b) thereafter, during the next four (4) years, in equal quarterly payments of both principal and interest until this note is paid.

Corfacts has the right to prepay all, or any part, of this note before its maturity date without penalty.

The holder hereof shall not, by any act, delay, commission, failure to act, or otherwise, be deemed to have waived any right, power, privilege or remedy hereunder, and no waiver whatever shall be valid unless in writing signed by the holder hereof, and then only to the extent therein set forth, nor shall any single or partial exercise of any right, power, privilege or remedy hereunder preclude any further exercise thereof, or the exercise of any other right, power, privilege or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law and may be exercised singly or concurrently. A waiver by the holder hereof any right or remedy under the terms of this Note, on any one occasion, shall not be construed as a bar to any right or remedy which the holder would otherwise have had on any future occasion. No executory agreement unless in writing and signed by the holder, and no course of dealing between the maker, endorser(s) or guarantor(s) hereof and the holder shall be effective to change or modify or discharge in whole or in the part, this Note.

In the event of the occurrence of any default hereunder, then, at the option of the holder, the entire principal balance and interest due shall forthwith become due and payable. Neither delay in asserting this right nor the acceptance of past due payments or the imposition of late charges shall be deemed a waiver thereof. Upon the happening of any default the holder thereof shall have, in addition to all other rights and remedies, the remedies of a secured party under the New Jersey Uniform Commercial Code with respect to any collateral security.

The holder may require payments hereunder to be made by certified check if on any two occasions the maker's checks to the holder are not honored when presented in due course to the bank on which they are drawn.

Any one of the following occurrences shall constitute a default under this Note: The non-payment of any installment required to be made hereunder on the dates specified herein, and such default continues for a period of ten days; or failure to perform any agreement herein contained or contained in any security agreement, mortgage, or any other agreement delivered by the maker to the holder; or if any of the following events occur with respect to the maker, or any endorser or any guarantor of the payment of the obligations of the maker; default in respect of any liability, obligation or agreement with the holder hereof (present or future, absolute or contingent, secured or unsecured, matured or unmatured, several or joint, original or acquired); death: insolvency; commission of an act of bankruptcy; assignment for the benefit of creditors; appointment of a committee of any creditors or liquidating agent; offering to or receiving from any creditors or liquidating agent; offering to or receiving from any creditors a composition or extension of any of their indebtedness; making or sending a notice of an intended bulk sale; the whole or partial suspension or liquidation of their usual business; failing to pay any tax when assessed or due; commencement of any proceeding suit or action under any of the provisions of the Federal Bankruptcy Code for adjudication as a bankrupt or for the relief under any provision of the bankruptcy or similar laws; making any misrepresentation to the holder hereof for the purpose of obtaining credit or an extension of credit to the maker, default under any collateral mortgage or security agreement given as security for this Note or as security for the guaranty of payment of the obligations of the maker hereof, or under any extension or modification thereof; entry of a money judgment against any of them or commencement of any proceeding for enforcement of a money judgment against any of them; default with respect to any indebtedness for borrowed money (other than obligations owing to the holder hereof) or with respect to the payment of money pursuant to any agreement, lease or other instrument beyond any period of grade provided therein, or default in the performance of any other term, condition or covenant in any document under which such obligation is created.

The maker may repay this Note in whole or in part on any date when any installment is due, without penalty.

The maker agrees that whenever an attorney is used to collect or enforce, declare or adjudicate any rights or obligations under this Note or with respect to any collateral security therefore, whether by suit or any other means whatever, a legal fee of twenty (20%) percent of the principal and interest then due hereunder shall be payable by the maker, together with all costs and expenses of such collection, enforcement or adjudication and shall constitute part of the principal obligation hereunder.

Any notice, request, demand or communication to the holder shall be deemed effective only if in writing and sent to the holder by registered mail at the address as stated above. Any notice to the maker shall be deemed sufficient if sent to the maker at the address of the maker as stated above.

All parties to this Note, whether maker, guarantor or endorser, waiver presentment for payment, notice of dishonor, protest, notice of protest of this Note or other notice of any kind and all demands whatsoever; and in any litigation with the holder whether or not arising our of or relating to this Note or any collateral security therefore, said parties expressly waive trial by jury, and in addition, expressly waiver the right to interpose any defense based on any Statute of Limitations or any claim or laches and any set-off, counterclaim or crossclaim of any nature or description.

The maker shall not, without the prior written consent of the holder hereof, enter into any transaction of merger, sale or consolidation, or transfer, sell, assign, lease or otherwise dispose of all or a substantial part of its assets, or stock or wind up, liquidate or dissolve its business.

The holder hereof may negotiate, assign and transfer this Note to any transferee who shall thereupon become vested with all the rights, power and privileges given to the holder with respect to any collateral security transferred and the holder shall thereafter be forever released and discharged of and from any and all liability or responsibility to the maker for and on account of any collateral security so delivered, and the holder shall retain all powers and rights with respect to any collateral security not so delivered.

This Note shall be governed and construed in accordance with the laws of the State of new Jersey.

Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

This Note may not be changed or terminated orally, but only by writing signed by the holder hereof.

IN WITNESS WHEREOF, the maker has caused this Note to be duly executed on this 21st day of January, 1997.


                                    CORFACTS, INC. ("maker")
                                   By:

                                   s/s Lawrence Finkelstein
                                   ______________________________
                                   LAWRENCE FINKELSTEIN-President


WITNESS

________________________________